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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 1998
                                                   -----------------



                          DLJ MORTGAGE ACCEPTANCE CORP.
                         ------------------------------
               (Exact name of Registrant as Specified in Charter)


          Delaware                    333-39325            13-3460894
          --------                    ---------            ----------
       (State or Other               (Commission          (IRS Employer
Jurisdiction of Incorporation)       File Number)      Identification No.)


               277 Park Avenue, New York, New York       10172
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             (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 892-3000
                                                          ---------------

                                 Not Applicable
                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.
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DLJ Mortgage Acceptance Corp., as depositor (the "Depositor") registered issuances of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-39325) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Centex Home Equity Loan Trust 1998-1 to issue $175,000,000 principal amount of Home Equity Loan Pass-Through Certificates, Series 1998-1 (the "Class A Certificates"), on February 26, 1998 (the "Closing Date").

The Class A Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1998 (the "Initial Cut-Off Date"), among the Depositor, Centex, Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7.  Financial statements, Pro Forma Financial Information and Exhibits.
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         (c)      Exhibits

                  Exhibit No.
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                   4.1     Pooling and Servicing Agreement
                  10.1     Loan Sale Agreement
                  99.1     Certificate Insurance Policy



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                                   SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DLJ MORTGAGE ACCEPTANCE CORP.
                                           -----------------------------

                                                                    (Registrant)

                                           By:   /s/ Paul Najarian
                                                --------------------
                                                Name:  Paul Najarian
                                                Title: Vice President

Date:  March 13, 1998


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                                  EXHIBIT INDEX

                                                                 Sequentially
Exhibit Number               Description                         Numbered Page
--------------               -----------                         -------------

       4.1          Pooling and Servicing Agreement
      10.1          Loan Sale Agreement
      99.1          Certificate Insurance Policy







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